UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 2, 2020

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdictionof incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

480 Fernand Poitras
Terrebonne, Quebec, Canada, J6Y 1Y4
(Address of principal executive offices, including zip code)

(450) 951-8555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2020, Loop Canada Inc. (“Loop Canada”), a wholly-owned subsidiary of Loop Industries, Inc. (the “Company”), entered into an agreement (the “Agreement”) with Chemtex Global Corporation (“Chemtex”) to license the PET plastic and polyester polymer for fiber manufacturing know-how of INVISTA’s technology and licensing group, INVISTA Performance Technologies (“IPT”), in support of the Company’s strategy to commercialize its breakthrough depolymerization technology and begin its global roll-out of fully integrated Infinite Loop™ manufacturing facilities. Under the same Agreement, Chemtex will provide Loop Canada with engineering and design support for INVISTA’s polymerization know-how.

Pursuant to the Agreement, Loop Canada will build two PET resin manufacturing facilities starting from DMT and MEG as the main raw materials using INVISTA’s polymerization know-how and based on Chemtex’s engineering and design. Furthermore, Loop Canada has the option to build additional facilities upon the same terms and conditions over the next years at its discretion.

The foregoing summary is qualified in its entirety by reference to a copy of the Agreement, which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ended August 31, 2020.

Item 8.01. Other Events.

On September 3, 2020, the Company issued a press release announcing Loop Canada’s entry into the Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

This information is intended to be furnished under Item 8.01 of Form 8-K, “Other Events” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: September 8, 2020	By:	/s/ Daniel Solomita
Daniel Solomita
Chief Executive Officer and President